                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  June 18, 1998

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On June 18, 1998, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended May 31, 1998. A copy of the press release containing such financial information is annexed as
Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated June 18, 1998 containing financial information for the second quarter ended May 31, 1998.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: June 18, 1998

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
            (unaudited, dollars in millions, except per share data)

                                                      Quarter Ended                    Percentage Change From:
                                        ------------------------------------------   ---------------------------
                                        May 31, 1998   May 31, 1997   Feb 28, 1998   May 31, 1997    Feb 28, 1998
                                        ------------   ------------   ------------   ------------    ------------
Net revenues
 Securities                             $      3,074   $      2,145   $      2,705         43%             14%
 Asset Management                                730            638            636         14%             15%
 Credit and Transaction Services                 795            737            694          8%             15%
                                        ------------   ------------   ------------
 Consolidated net revenues              $      4,599   $      3,520   $      4,035         31%             14%
                                        ============   ============   ============
Net income
 Securities                             $        530   $        312   $        472         70%             12%
 Asset Management                                157            149            120          5%             31%
 Credit and Transaction Services                 167            129             99         29%             69%
                                        ------------   ------------   ------------
 Consolidated net income                $        854   $        590   $        691         45%             24%
                                        ============   ============   ============
 Preferred stock dividend requirements            14             18             15        (22%)            (7%)
                                        ------------   ------------   ------------
 Earnings applicable to common shares   $        840   $        572   $        676         47%             24%
                                        ============   ============   ============
 Merger charges                                    0             63              0          *               --
                                        ------------   ------------   ------------
 Earnings applicable to common shares
    after merger charges                $        840   $        509   $        676         65%             24%
                                        ============   ============   ============

Earnings per common share
 Basic                                  $       1.44   $       0.88   $       1.15         64%             25%
 Diluted                                $       1.37   $       0.84   $       1.10         63%             25%
 Diluted, excluding merger charges      $       1.37   $       0.94   $       1.10         46%             25%
 Diluted, excluding acquisition
  charges(1)                            $       1.40   $       0.97   $       1.12         44%             25%

Average common shares outstanding
 Basic                                   581,326,618    577,985,371    586,751,340
 Diluted                                 612,625,354    610,430,898    616,377,562
Period end common shares outstanding     587,672,561    586,342,798    605,005,581

Return on common equity                         25.0%          18.3%          20.1%
Return on common equity excluding
 acquisition charges (1)                        25.5%          21.2%          20.6%

                                            Six Months Ended          Percentage
                                        ---------------------------
                                        May 31, 1998   May 31, 1997     Change
                                        ------------   ------------   ----------
Net revenues
 Securities                             $       5,779  $      4,364        32%
 Asset Management                               1,366         1,147        19%
 Credit and Transaction Services                1,489         1,483        --
                                         ------------  ------------
 Consolidated net revenues              $       8,634  $      6,994        23%
                                         ============  ============
Net income
 Securities                             $       1,002  $        670        50%
 Asset Management                                 277           236        17%
 Credit and Transaction Services                  266           255         4%
                                         ------------  ------------
 Consolidated net income                $       1,545  $      1,161        33%
                                         ============  ============
 Preferred stock dividend requirements             29            37       (22%)
                                         -----------   ------------
 Earnings applicable to common shares   $       1,516  $      1,124        35%
                                         ============  ============
 Merger charges                                     0            63        *
                                         -----------   ------------
 Earnings applicable to common shares
    after merger charges                $       1,516  $      1,061        43%
                                         ============  ============

Earnings per common share
 Basic                                  $        2.60  $       1.84        41%
 Diluted                                $        2.47  $       1.75        41%
 Diluted, excluding merger charges      $        2.47  $       1.85        34%
 Diluted, excluding acquisition
  charges(1)                            $        2.53  $       1.92        32%

Average common shares outstanding
 Basic                                    583,502,306   575,301,529
 Diluted                                  614,179,415   607,771,801
Period end common shares outstanding      587,672,561   586,342,798

Return on common equity                          22.6%         19.5%
Return on common equity excluding
 acquisition charges (1)                         23.1%         21.4%

_____________________________________
(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
            (unaudited, dollars in millions, except per share data)

                                                      Quarter Ended                      Percentage Change From:
                                        ------------------------------------------    ----------------------------
                                        May 31, 1998  May 31, 1997   Feb 28, 1998      May 31, 1997   Feb 28, 1998
                                        ------------  ------------   -------------     ------------  -------------
Investment banking                      $       988   $       581    $       800              70%             24%
Principal transactions:
 Trading                                      1,091           722            903              51%             21%
 Investments                                    101           136             72             (26%)            40%
Commissions                                     611           484            547              26%             12%
Fees:
 Asset management, distribution
  and administration                            741           610            676              21%             10%
 Merchant and cardmember                        404           424            428              (5%)            (6%)
 Servicing                                      232           186            171              25%             36%
Interest and dividends                        4,213         3,197          3,933              32%              7%
Other                                            47            36             55              31%            (15%)
                                        ------------  ------------   -----------
 Total revenues                         $     8,428   $     6,376    $     7,585              32%             11%
Interest expense                              3,554         2,478          3,145              43%             13%
Provision for consumer loan losses              275           378            405             (27%)           (32%)
                                        ------------  ------------   -----------
 Net revenues                           $     4,599   $     3,520    $     4,035              31%             14%
                                        ------------  ------------   -----------
Compensation and benefits                     2,017         1,505          1,788              34%             13%
Occupancy and equipment                         143           127            140              13%              2%
Brokerage, clearing and exchange fees           132           113            119              17%             11%
Info processing and communications              275           267            267               3%              3%
Marketing and business development              286           274            294               4%             (3%)
Professional services                           156            99            128              58%             22%
Other                                           190           178            166               7%             14%
                                        ------------  ------------   -----------
 Total non-interest expenses            $     3,199   $     2,563    $     2,902              25%             10%
                                        ------------  ------------   -----------
Income before income taxes                    1,400           957          1,133              46%             24%
Income tax expense                              546           367            442              49%             24%
                                        ------------  ------------   -----------
Net income                              $       854   $       590    $       691              45%             24%
                                        ============  ============   ===========
Preferred stock dividend requirements            14            18             15             (22%)            (7%)
                                        ------------  ------------   -----------
Earnings applicable to common shares    $       840   $       572    $       676              47%             24%
                                        ============  ============   ===========
Merger charges                                    0            63              0               *               -
                                        ------------  ------------   -----------
Earnings applicable to common shares
 after merger charges                           840           509            676              65%             24%
                                        ============  ============   ===========
Earnings per common share:
 Basic                                  $      1.44   $      0.88    $      1.15              64%             25%
 Diluted                                $      1.37   $      0.84    $      1.10              63%             25%
 Diluted, excluding merger charges      $      1.37   $      0.94    $      1.10              46%             25%
 Diluted, excluding acquisition
  charges(1)                            $      1.40   $      0.97    $      1.12              44%             25%

Average common shares outstanding:
 Basic                                  581,326,618   577,985,371    586,751,340
 Diluted                                612,625,354   610,430,898    616,377,562

Return on common equity                        25.0%         18.3%          20.1%
Return on common equity excluding
 acquisition charges (1)                       25.5%         21.2%          20.6%

                                                         Six Months Ended                  Percentage
                                             -------------------------------------
                                                May 31, 1998      May 31, 1997               Change
                                             ------------------  -----------------       --------------
Investment banking                           $         1,788     $         1,103             62%
Principal transactions:
 Trading                                               1,994               1,591             25%
 Investments                                             173                 192            (10%)
Commissions                                            1,158                 974             19%
Fees:
 Asset management, distribution
  and administration                                   1,417               1,197             18%
 Merchant and cardmember                                 832                 860             (3%)
 Servicing                                               403                 386              4%
Interest and dividends                                 8,146               6,566             24%
Other                                                    102                  67             52%
                                             ---------------     ---------------
 Total revenues                              $        16,013     $        12,936             24%
Interest expense                                       6,699               5,187             29%
Provision for consumer loan losses                       680                 755            (10%)
                                             ---------------     ---------------
 Net revenues                                $         8,634     $         6,994             23%
                                             ---------------     ---------------
Compensation and benefits                              3,805               2,995             27%
Occupancy and equipment                                  283                 255             11%
Brokerage, clearing and exchange fees                    251                 208             21%
Info processing and communications                       542                 537              1%
Marketing and business development                       580                 562              3%
Professional services                                    284                 192             48%
Other                                                    356                 360             (1%)
                                             ---------------     ---------------
 Total non-interest expenses                 $         6,101     $         5,109             19%
                                             ---------------     ---------------
Income before income taxes                             2,533               1,885             34%
Income tax expense                                       988                 724             36%
                                             ---------------     ---------------
Net income                                   $         1,545     $         1,161             33%
                                             ===============     ---------------
Preferred stock dividend requirements                     29                  37            (22%)
                                             ---------------     ---------------
Earnings applicable to common shares         $         1,516     $         1,124             35%
                                             ===============     ===============
Merger charges                                             0                  63              *
                                             ---------------     ---------------
Earnings applicable to common shares
 after merger charges                                  1,516               1,061             43%
                                             ===============     ===============
Earnings per common share:
 Basic                                       $          2.60     $          1.84             41%
 Diluted                                     $          2.47     $          1.75             41%
 Diluted, excluding merger charges           $          2.47     $          1.85             34%
 Diluted, excluding acquisition charges(1)   $          2.53     $          1.92             32%

Average common shares outstanding:
 Basic                                           583,502,306         575,301,529
 Diluted                                         614,179,415         607,771,801

Return on common equity                                 22.6%               19.5%
Return on common equity excluding
 acquisition charges (1)                                23.1%               21.4%

____________________________________________________
(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                  MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                             Quarter Ended                      Percentage Change From:
                                               -------------------------------------------    ---------------------------
                                               May 31, 1998    May 31, 1997   Feb 28, 1998    May 31, 1997   Feb 28, 1998
                                               ------------    ------------   ------------    ------------   ------------
Investment banking                             $       988     $       581    $       800           70%           24%
Principal transactions:
 Trading                                             1,091             722            903           51%           21%
 Investments                                           101             136             72          (26%)          40%
Commissions                                            602             476            539           26%           12%
Asset management, distribution & admin. fees           741             610            676           21%           10%
Interest and dividends                               3,540           2,416          3,150           47%           12%
Other                                                   44              33             53           33%          (17%)
                                               ------------    ------------   ------------
 Total revenues                                $     7,107     $     4,974    $     6,193           43%           15%
Interest expense                                     3,303           2,191          2,852           51%           16%
                                               ------------    ------------   ------------
 Net revenues                                  $     3,804     $     2,783    $     3,341           37%           14%
                                               ------------    ------------   ------------

Compensation and benefits                            1,870           1,369          1,646           37%           14%
Occupancy and equipment                                125             112            122           12%            2%
Brokerage, clearing and exchange fees                  127             109            116           17%            9%
Information processing and communications              161             149            147            8%           10%
Marketing and business development                     121             100            111           21%            9%
Professional services                                  132              83            105           59%           26%
Other                                                  132             114            121           16%            9%
                                               ------------    ------------   ------------
 Total non-interest expenses                   $     2,668     $     2,036    $     2,368           31%           13%
                                               ------------    ------------   ------------
Income before income taxes                           1,136             747            973           52%           17%
Income tax expense                                     449             286            381           57%           18%
                                               ------------    ------------   ------------
Net income                                     $       687     $       461    $       592           49%           16%
                                               ============    ============   ============

Compensation & benefits as a % of net revenues          49%             49%            49%
Non-compensation expenses as a % of net revenues        21%             24%            22%
Profit margin (1)                                       18%             17%            18%

                                                    Six Months Ended           Percentage
                                              ----------------------------
                                              May 31, 1998    May 31, 1997       Change
                                             ------------    -------------     -----------
Investment banking                           $     1,788     $     1,103           62%
Principal transactions:
 Trading                                           1,994           1,591           25%
 Investments                                         173             192          (10%)
Commissions                                        1,141             965           18%
Asset management, distribution & admin. fees       1,417           1,197           18%
Interest and dividends                             6,690           5,018           33%
Other                                                 97              62           56%
                                             ------------    ------------
 Total revenues                              $    13,300     $    10,128           31%
Interest expense                                   6,155           4,617           33%
                                             ------------    ------------
 Net revenues                                $     7,145     $     5,511           30%
                                             ------------    ------------

Compensation and benefits                          3,516           2,724           29%
Occupancy and equipment                              247             225           10%
Brokerage, clearing and exchange fees                243             204           19%
Information processing and communications            308             291            6%
Marketing and business development                   232             196           18%
Professional services                                237             158           50%
Other                                                253             240            5%
                                             ------------    ------------
 Total non-interest expenses                 $     5,036     $     4,038           25%
                                             ------------    ------------
Income before income taxes                         2,109           1,473           43%
Income tax expense                                   830             567           46%
                                             ------------    ------------
Net income                                   $     1,279     $       906           41%
                                             ============    ============

Compensation & benefits as a % of net revenues        49%             49%
Non-compensation expenses as a % net revenues         21%             24%
Profit margin (1)                                     18%             16%

_____________________________________
(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                                     Quarter Ended                   Percentage Change From:
                                        -----------------------------------------   ---------------------------
                                        May 31, 1998  May 31, 1997   Feb 28, 1998   May 31, 1997   Feb 28, 1998
                                        ------------  ------------   ------------   ------------   ------------
Fees:
 Merchant and cardmember              $         404 $         424  $         428         (5%)           (6%)
 Servicing                                      232           186            171         25%            36%
Commissions                                       9             8              8         13%            13%
Other                                             3             3              2        --              50%
                                        ------------  ------------   ------------
 Total non-interest revenues          $         648 $         621  $         609          4%             6%

Interest revenue                                673           781            783        (14%)          (14%)
Interest expense                                251           287            293        (13%)          (14%)
                                        ------------  ------------   ------------
 Net interest income                            422           494            490        (15%)          (14%)

Provision for consumer loan losses              275           378            405        (27%)          (32%)
                                        ------------  ------------   ------------
 Net credit income                              147           116             85         27%            73%

                                        ------------  ------------   ------------
 Net revenues                         $         795 $         737  $         694          8%            15%
                                        ------------  ------------   ------------

Compensation and benefits                       147           136            142          8%             4%
Occupancy and equipment                          18            15             18         20%           --
Brokerage, clearing and exchange fees             5             4              3         25%            67%
Info processing and communications              114           118            120         (3%)           (5%)
Marketing and business development              165           174            183         (5%)          (10%)
Professional services                            24            16             23         50%             4%
Other                                            58            64             45         (9%)           29%
                                        ------------  ------------   ------------
 Total non-interest expenses          $         531 $         527  $         534          1%            (1%)
                                        ------------  ------------   ------------

Income before income taxes                      264           210            160         26%            65%
Income tax expense                               97            81             61         20%            59%
                                        ------------  ------------   ------------
Net income                            $         167 $         129  $          99         29%            69%
                                        ============  ============   ============

Compensation and benefits as a % of
net revenues                                    18%           18%            20%
Non-compensation expenses as a % of
net revenues                                    48%           53%            56%
Profit margin (1)                               21%           18%            14%

                                             Six Months Ended        Percentage
                                         --------------------------
                                         May 31, 1998  May 31, 1997    Change
                                         ------------  ------------ ------------
Fees:
 Merchant and cardmember               $         832 $         860          (3%)
 Servicing                                       403           386           4%
Commissions                                       17             9          89%
Other                                              5             5         --
                                         ------------  ------------
 Total non-interest revenues           $       1,257 $       1,260         --

Interest revenue                               1,456         1,548          (6%)
Interest expense                                 544           570          (5%)
                                         ------------  ------------
 Net interest income                             912           978          (7%)

Provision for consumer loan losses               680           755         (10%)
                                         ------------  ------------
 Net credit income                               232           223           4%

                                         ------------  ------------
 Net revenues                          $       1,489 $       1,483         --
                                         ------------  ------------

Compensation and benefits                        289           271           7%
Occupancy and equipment                           36            30          20%
Brokerage, clearing and exchange fees              8             4         100%
Info processing and communications               234           246          (5%)
Marketing and business development               348           366          (5%)
Professional services                             47            34          38%
Other                                            103           120         (14%)
                                         ------------  ------------
 Total non-interest expenses           $       1,065 $       1,071          (1%)
                                         ------------  ------------

Income before income taxes                       424           412           3%
Income tax expense                               158           157           1%
                                         ------------  ------------
Net income                             $         266 $         255           4%
                                         ============  ============

Compensation and benefits as a % of
 net revenues                                    19%           18%
Non-compensation expenses as a % of
 net revenues                                    52%           54%
Profit margin (1)                                18%           17%

------------------------------------------
(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                                     Quarter Ended                   Percentage Change From:
                                        -----------------------------------------   ---------------------------
                                        May 31, 1998  May 31, 1997   Feb 28, 1998   May 31, 1997   Feb 28, 1998
                                        ------------  ------------   ------------   ------------   ------------
Fees:
 Merchant and cardmember                $       519   $       528    $       533          (2%)        (3%)
 Servicing                                        0             0              0           --          --
Commissions                                       9             8              8          13%         13%
Other                                             3             4              2         (25%)        50%
                                        ------------  ------------   ------------
 Total non-interest revenues            $       531   $       540    $       543          (2%)        (2%)

Interest revenue                              1,321         1,299          1,362           2%         (3%)
Interest expense                                502           491            527           2%         (5%)
                                        ------------  ------------   ------------
 Net interest income                            819           808            835           1%         (2%)

Provision for consumer loan losses              555           611            684          (9%)       (19%)
                                        ------------  ------------   ------------
 Net credit income                              264           197            151          34%         75%
                                        ------------  ------------   ------------
 Net revenues                           $       795   $       737    $       694           8%         15%
                                        ------------  ------------   ------------

Compensation and benefits                       147           136            142           8%          4%
Occupancy and equipment                          18            15             18          20%          --
Brokerage, clearing and exchange fees             5             4              3          25%         67%
Info processing and communications              114           118            120          (3%)        (5%)
Marketing and business development              165           174            183          (5%)       (10%)
Professional services                            24            16             23          50%          4%
Other                                            58            64             45          (9%)        29%
                                        ------------  ------------   ------------
 Total non-interest expenses            $       531   $       527    $       534           1%         (1%)
                                        ------------  ------------   ------------

Income before income taxes                      264           210            160          26%         65%
Income tax expense                               97            81             61          20%         59%
                                        ------------  ------------   ------------
Net income                              $       167   $       129  $          99          29%         69%
                                        ============  ============   ============

Comp & benefits as a % of net revenues          18%           18%            20%
Non-comp exps as a % of net revenues            48%           53%            56%
Profit margin (1)                               21%           18%            14%

                                                Six Months Ended       Percentage
                                           --------------------------
                                           May 31, 1998  May 31, 1997    Change
                                           ------------  ------------ ------------
Fees:
 Merchant and cardmember                   $     1,052   $     1,076          (2%)
 Servicing                                           0             0           --
Commissions                                         17             9          89%
Other                                                5             5           --
                                           ------------  ------------
 Total non-interest revenues               $     1,074   $     1,090          (1%)

Interest revenue                                 2,683         2,584           4%
Interest expense                                 1,029           977           5%
                                           ------------  ------------
 Net interest income                             1,654         1,607           3%

Provision for consumer loan losses               1,239         1,214           2%
                                           ------------  ------------
 Net credit income                                 415           393           6%
                                           ------------  ------------
 Net revenues                            $       1,489   $     1,483           --
                                           ------------  ------------

Compensation and benefits                          289           271           7%
Occupancy and equipment                             36            30          20%
Brokerage, clearing and exchange fees                8             4         100%
Info processing and communications                 234           246          (5%)
Marketing and business development                 348           366          (5%)
Professional services                               47            34          38%
Other                                              103           120         (14%)
                                           ------------  ------------
 Total non-interest expenses             $       1,065 $       1,071          (1%)
                                           ------------  ------------

Income before income taxes                         424           412           3%
Income tax expense                                 158           157           1%
                                           ------------  ------------
Net income                               $         266 $         255           4%
                                           ============  ============

Comp & benefits as a % of net revenues             19%           18%
Non-comp exps as a % of net revenues               52%           54%
Profit margin (1)                                  18%           17%

______________________________________________
(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                         Segment and Statistical Data
                                  (unaudited)

                                                        Quarter Ended                                Percentage Change From:
                                           -----------------------------------------------------   ----------------------------
                                             May 31, 1998       May 31, 1997       Feb 28, 1998     May 31, 1997   Feb 28 1998
                                           ----------------   ----------------   ---------------   -------------- --------------
MSDW
Period end common shares outstanding           587,672,561        586,342,798       605,005,581              --           (3%)
Book value per common share                $         22.15    $         19.37    $        22.67             14%           (2%)
Shareholder's equity (millions) (1)        $        14,225    $        12,156    $       14,524             17%           (2%)
Total capital (millions) (2)               $        36,604    $        33,661    $       33,535              9%            9%


SECURITIES ($ billions)

Individual Securities
 Financial advisors                                 10,650              9,580            10,397             11%            2%
 Client assets                             $           425    $           345    $          408             23%            4%

Institutional Securities (3)
 Mergers and acquisitions announced
   transactions (4)
  MSDW global market volume                $         195.9    $          85.6    $         43.4
  Rank                                                   4                  3                 3
 Worldwide equity & related issues (4)
  MSDW global market volume                $          15.0    $           9.7    $          3.3
  Rank                                                   1                  2                 3

ASSET MANAGEMENT ($ billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                                   $            73    $            62    $           71             18%            3%
  Fixed income                                          52                 49                52              6%            --
  Money markets                                         33                 28                31             18%            6%
                                           ----------------   ----------------   ---------------
  Total mutual funds                                   158                139               154             14%            3%

 ICS Assets                                             17                 12                16             42%            6%
 Other                                                  31                 23                31             35%            --

Products offered primarily to
   institutional clients
 Mutual funds                                           43                 41                34              5%           26%
 Separate accts, pooled vehicle and
  other arrangements                                   125                 88               121             42%            3%

Total assets under management              $           374    $           303    $          356             23%            5%

____________________________________________
(1) Includes preferred and common equity.
(2) Includes preferred equity, capital units and non-current portion of long-term debt.
(3) Source:  Securities Data Corp.
(4) Information is year to date and stated on a calendar year basis.

                       MORGAN STANLEY DEAN WITTER & CO.
                         Segment and Statistical Data
                       (unaudited, dollars in millions)

                                                                       Quarter Ended                   Percentage Change From
                                                        ------------------------------------------   ---------------------------
                                                        May 31, 1998   May 31, 1997   Feb 28, 1998   May 31, 1997   Feb 28, 1998
                                                        ------------   ------------   ------------   ------------   ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
  Period end                                            $     17,913   $     21,143   $     20,839            (15%)          (14%)
  Average                                                     18,293         20,937         21,752            (13%)          (16%)

Managed consumer loans (1)
  Period end                                            $     34,091   $     34,167   $     35,804             --             (5%)
  Average                                               $     34,479   $     34,032   $     36,828              1%            (6%)
  Interest yield                                               14.79%         14.85%         14.72%         (0.06 pp)       0.07 pp
  Interest spread                                               8.63%          8.72%          8.46%         (0.09 pp)       0.17 pp
  Net charge-off rate                                           6.58%          7.07%          7.50%         (0.49 pp)      (0.92 pp)
  Delinquency rate (over 30 days)                               7.07%          6.90%          7.40%          0.17 pp       (0.33 pp)

General purpose credit card accounts (in millions)                38             40             40
NOVUS Network increase in merchant locations
  (in thousands)                                                 101            108             90

                                                             Six Months Ended         Percentage
                                                        ---------------------------
                                                        May 31, 1998   May 31, 1997     Change
                                                        ------------   ------------   ----------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                                             $     17,913   $     21,143          (15%)
 Average                                                      20,003         21,131           (5%)

Managed consumer loans (1)
 Period end                                             $     34,091   $     34,167           --
 Average                                                $     35,641   $     34,277            4%
 Interest yield                                                14.76%         14.85%       (0.09 pp)
 Interest spread                                                8.55%          8.73%       (0.18 pp)
 Net charge-off rate                                            7.05%          6.98%        0.07 pp
 Delinquency rate (over 30 days)                                7.07%          6.90%        0.17 pp

General purpose credit card accounts (in millions)                38             40
NOVUS Network increase in merchant locations
  (in thousands)                                                 191            201

____________________________________________________________
(1)  Includes owned and securitized consumer loans.